Exhibit 10.1(b)

Execution Version

AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT

This AMENDMENT NO. 1 TO CREDIT, SECURITY AND GUARANTY AGREEMENT (this “Agreement”) is made as of this 7th day of March, 2025 (the “First Amendment Effective Date”), by and among OMADA HEALTH, INC., a Delaware corporation (“Parent”), PHYSERA, INC., a Delaware corporation (“Physera”), and any additional borrower that may hereafter be added to this Agreement and each of their successors and permitted assigns (together with Parent and Physera, each individually as a “Borrower”, and collectively, “Borrowers”), any entities that may hereafter be added to this Agreement as guarantors and each of their successors and permitted assigns (each individually as a “Guarantor”, and collectively, the “Guarantors”), MIDCAP FUNDING IV TRUST, a Delaware statutory trust, as Agent (in such capacity, together with its successors and assigns, “Agent”), MIDCAP FINANCIAL TRUST, a Delaware statutory trust, as Term Loan Servicer (in such capacity, together with its successors and assigns, “Term Loan Servicer”), and the financial institutions or other entities parties hereto, each as a Lender.

RECITALS

A. Agent, Term Loan Servicer, Lenders, Borrowers and Guarantors entered into that certain Credit, Security and Guaranty Agreement, dated as of June 2, 2023 (the “Existing Credit Agreement” and as amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders agreed to make certain advances of money and to extend certain financial accommodations to Borrowers in the amounts and manner set forth in the Credit Agreement.

B. Borrowers have requested that the Term Loan Tranche 2 Commitment Termination Date be extended to December 31, 2025, on the terms and subject to the conditions set forth herein.

C. Borrowers and Guarantors have requested, and Agent, Term Loan Servicer and Lenders have agreed, to extend the Term Loan Tranche 2 Commitment Termination Date and amend certain provisions of the Existing Credit Agreement in connection therewith, all in accordance with the terms and subject to the conditions set forth herein and the terms of the Credit Agreement.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Term Loan Servicer, Lenders, Borrowers and Guarantors hereby agree as follows:

1. Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

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2. Amendments to Existing Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the conditions to effectiveness set forth in Section 4 below, the Existing Credit Agreement is hereby amended as follows:

(a) Section 1.1 of the Existing Credit Agreement is hereby amended by adding the following definitions in alphabetical order:

““First Amendment” shall mean that certain Amendment No. 1 to Credit, Security and Guaranty Agreement, dated as of the First Amendment Effective Date, by and among the Borrowers, the Guarantors, Agent and Lenders party thereto.”

““First Amendment Effective Date” shall mean March 7, 2025.”

““Term Loan Tranche 2 Funding Date” has the meaning set forth in Section 2.1(a)(i)(B).”

(b) The definitions of “Prepayment Fee” and “Term Loan Tranche 2 Commitment Amount” in Section 1.1 of the Existing Credit Agreement are hereby amended and restated as follows:

““Prepayment Fee” has the meaning set forth in Section 2.2(i).”

““Term Loan Tranche 2 Commitment Termination Date” means the earlier of (a) December 31, 2025 and (b) the date on which Agent provides notice to the Credit Parties, following the occurrence of an Event of Default (which has not been waived or cured as of the date such notice is given), that the Term Loan Tranche 2 Commitments have been terminated.”

(c) The third sentence of Subclause (a)(i)(B) of Section 2.1 of the Existing Credit Agreement is hereby amended and restated as follows:

“The Term Loan Tranche 2 may be funded on a Business Day occurring after the Term Loan Tranche 2 Activation Date (each, a “Term Loan Tranche 2 Funding Date”) in multiple advances in an aggregate amount not to exceed the Term Loan Tranche 2 Commitment, but no advances under the Term Loan Tranche 2 shall be made after the Term Loan Tranche 2 Commitment Termination Date.”

(d) Section 2.2(i) of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“(i) Prepayment Fee. If any advance under the Term Loan is prepaid at any time, in whole or in part, for any reason (whether by voluntary prepayment by Borrower, by mandatory prepayment by Borrower, by reason of the occurrence of an Event of Default or otherwise, or if the Term Loan shall become accelerated (including any automatic acceleration due to the occurrence of an Event of Default described in Section 10.1(f)) or otherwise) and due and payable in full, other than, for the avoidance of doubt (x) any scheduled repayments of principal pursuant to Section 2.1(a)(ii)(A) and (y) repayments of the Term Loans made (or required to be made) on the Maturity Date, Borrowers shall pay to Term Loan Servicer, for the benefit of all Term Lenders in accordance with their Pro Rata Shares, as compensation for the costs of such Lenders making funds available to Borrowers under this Agreement, a prepayment fee (the “Prepayment Fee”) calculated in accordance with this subsection. The Prepayment Fee in respect of Term Loan Tranche 1

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shall be equal to an amount determined by multiplying the amount of Term Loan Tranche 1 principal being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (x) three percent (3.00%) for the first year following the Closing Date, (y) two percent (2.00%) for the second year following the Closing Date, and (z) one percent (1.00%) thereafter. The Prepayment Fee in respect of Term Loan Tranche 2 shall be equal to an amount determined by multiplying the amount of Term Loan Tranche 2 principal being prepaid (or required to be prepaid, if such amount is greater) by the following applicable percentage amount: (x) three percent (3.00%) for the first year following the first Term Loan Tranche 2 Funding Date, (y) two percent (2.00%) for the second year following the first Term Loan Tranche 2 Funding Date, and (z) one percent (1.00%) thereafter. Notwithstanding the foregoing, the Prepayment Fee shall not apply to or be assessed upon any prepayment made by Borrowers if such payments were required by Agent to be made pursuant to Section 2.1(a)(ii)(B) subpart (i) (relating to casualty proceeds), or subpart (iii) (relating to payments exceeding the Maximum Lawful Rate). All fees payable pursuant to this paragraph shall be deemed fully earned when due and payable, and non-refundable once paid.”

(e) Subclause (c) of Section 7.2 of the Existing Credit Agreement is hereby amended and restated in its entirety as follows:

“with respect to the Term Loan Tranche 2 regardless of whether any Financial Covenant Trigger Event has occurred (i) the most recent Compliance Certificate delivered (or required to be delivered) by Borrowers pursuant to Section 4.1(i), demonstrates to Agent’s and each Term Lender’s satisfaction that Net Revenue for the Defined Period ending on the last day of the month for which such Compliance Certificate was delivered (or required to be delivered) is greater than or equal to (w) for any Term Loan Tranche 2 to be advanced in the period beginning on January 1, 2025 and ending on March 31, 2025, $165,000,000; (x) for any Term Loan Tranche 2 to be advanced in the period beginning on April 1, 2025 and ending on June 30, 2025, $170,000,000; (y) for the period starting July 1, 2025, through and including September 30, 2025, $175,000,000; and (z) for any Term Loan Tranche 2 to be advanced in the period beginning on October 1, 2025, and ending on December 31, 2025, $180,000,000, and (ii) Agent has received evidence demonstrating to Agent’s and each Term Lender’s satisfaction that after giving effect to such Term Loan Tranche 2 borrowing Liquidity is at least $60,000,000”

3. Representations and Warranties; Reaffirmation of Obligations and Security Interest. Each Credit Party hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) with respect to such Credit Party as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date. Each Credit Party reaffirms its obligations under each Financing Document to which it is a party, and confirms and agrees that all security interests and Liens granted to the Agent continue in full force and effect, and all Collateral remains free and clear of any Liens, other than Permitted Liens. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Each Credit Party acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement

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constitute the legal, valid and binding obligation of such Credit Party, and are enforceable against such Credit Party in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.

4. Conditions to Effectiveness. This Agreement shall become effective as of the date on which each of the following conditions has been satisfied, as determined by Agent in its reasonable discretion:

(a) Agent shall have received (including by way electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from each Credit Party, Agent, Term Loan Servicer and the Lenders;

(b) Agent shall have received from the Credit Parties all of the fees due on the First Amendment Effective Date;

(c) Agent shall have received a duly authorized, executed and delivered secretary’s certificate or director’s certificate, as applicable, from each Credit Party certifying as to (i) the names and signatures of each officer of each Credit Party authorized to execute and deliver this Agreement and all documents executed in connection therewith, (ii) the organizational documents of each Credit Party attached to such certificate are complete and correct copies of such organizational documents as in effect on the date of such certification, (iii) the resolutions of each Credit Party’s board of directors or other appropriate governing body approving and authorizing the execution, delivery and performance of this Agreement and the other documents executed in connection therewith, and (iv) as applicable, certificates attesting to the good standing of each Credit Party in its jurisdiction of organization;

(d) Agent shall have received, with respect to each Credit Party, (i) current UCC searches from the Secretary of State of its jurisdiction of organization; and (ii) judgment, pending litigation, federal tax lien, personal property tax lien, and corporate and partnership tax lien searches, in each applicable jurisdiction, in each case, with results reasonably acceptable to the Agent;

(e) all representations and warranties of each Credit Party contained herein shall be true and correct in all material respects (without duplication of any materiality qualifier in the text of such representation or warranty) as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct as of such earlier date (and such parties’ delivery of their respective signatures hereto shall be deemed to be its certification thereof); and

(f) immediately prior to and immediately after giving effect to this Agreement, no Default or Event of Default shall exist under any of the Financing Documents.

5. Costs and Fees.

(a) On the First Amendment Effective Date, Borrowers shall pay, or cause to be paid, to Term Loan Servicer, for the benefit of all Lenders committed to make the Term Loan Tranche 2 as of the First Amendment Effective Date, in accordance with their respective Pro Rata Shares, a fee in an amount equal to the aggregate amount of all Term Loan Tranche 2 Commitments multiplied by one half of one percent (0.50%) (the “Amendment Fee”). Such Amendment Fee shall be due and payable on the date hereof and, once paid, is non-refundable.

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(b) All fees and expenses payable hereunder shall be paid in immediately available funds in Dollars and shall not be subject to reduction by way of withholding (unless required by applicable law), setoff or counterclaim or be otherwise affected by any claim or dispute related to any other matter, and shall be in addition to the reimbursement obligations set forth in the Credit Agreement or any other Financing Document and any other fee, cost or expense payable under the Credit Agreement or any other Financing Document. Borrower agrees that Agent, Term Loan Servicer and Lenders may, in their sole discretion, share all or a portion of any of the fees payable pursuant to this Agreement with any of their respective Affiliates.

6. No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of Agent, Term Loan Servicer or Lenders, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s, Term Loan Servicer’s or Lenders’ rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.

7. Miscellaneous.

(a) Reference to the Effect on the Existing Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Existing Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by each Credit Party.

(b) Governing Law. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).

(c) Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 13.8(b) (Submission to Jurisdiction), and Section 13.9 (Waiver of Jury Trial) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.

(d) Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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(e) Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Signatures by facsimile or by electronic mail delivery of an electronic version of any executed signature page shall bind the parties hereto. In furtherance of the foregoing, the words “execution”, “signed”, “signature”, “delivery” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby or thereby shall be deemed to include Electronic Signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act. As used herein, “Electronic Signature” means an electronic sound, symbol, or process attached to, or associated with, a contract or other record and adopted by a Person with the intent to sign, authenticate or accept such contract or other record.

(f) Entire Agreement. This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

(g) Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

(h) Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.

[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, each of the parties have caused this Agreement to be executed the day and year first above mentioned.

AGENT:	MIDCAP FUNDING IV TRUST, as Agent

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

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TERM LOAN SERVICER:	MIDCAP FINANCIAL TRUST

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

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LENDERS:	MIDCAP FINANCIAL TRUST, as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

MIDCAP FUNDING XIII TRUST, as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

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LENDER:	MIDCAP FUNDING XLVI TRUST, as a Lender

By: Apollo Capital Management, L.P., its investment manager

By: Apollo Capital Management GP, LLC, its general partner

	By:	/s/ Maurice Amsellem
	Name:	Maurice Amsellem
	Title:	Authorized Signatory

[Signatures Continue on Following Page]

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LENDER:	MIDCAP FINANCIAL INVESTMENT CORPORATION, as a Lender

	By:	/s/ Kristin Hester
	Name:	Kristin Hester
	Title:	Chief Legal Officer

[Signatures Continue on Following Page]

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LENDER:

APOLLO ALSTER LENDING FUND (LUX) SCSp,

an alternative investment fund in the form of a Luxembourg special limited partnership (societe en commandite speciale), acting through its managing general partner Alster Lending GP (Lux) S.ar.l. and represented by its delegate portfolio manager Apollo Alster Management, LLC

By: Apollo Alster Management, LLC, acting through its sole member

By: Apollo Capital Management, L.P., acting through its general partner

By: Apollo Capital Management GP, LLC

	By:	/s/ William Kuesel
	Name:	William Kuesel
	Title:	Vice President

[Signatures Continue on Following Page]

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BORROWERS:	OMADA HEALTH, INC.

	By:	/s/ Sean Duffy
	Name:	Sean Duffy
	Title:	Chief Executive Officer

PHYSERA, INC.

	By:	/s/ Sean Duffy
	Name:	Sean Duffy
	Title:	President and Chief Financial Officer

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